Exhibit 24

POWER OF ATTORNEY

We, the undersigned, hereby constitute Charles W. Cramb, Jr. and Richard K. Willard, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below, this registration statement and any and all amendments and supplements thereto, including post-effective amendments, pursuant to the Securities Act of 1933, hereby ratifying and confirming our signatures as they may be signed by our attorneys or either of them, to said registration statement and to any and all amendments and supplements thereto, including post-effective amendments.

      WITNESS Our Hand and Seal on the Date set forth below.

Signatures                                  Title                               Date

JAMES M. KILTS                              Chairman of the Board               February 15, 2001
James M. Kilts                              of Directors, Chief
                                            Executive Officer and
                                            Director

EDWARD F. DEGRAAN                           President, Chief Operating          February 15, 2001
Edward F. DeGraan                           Officer and Director

CHARLES W. CRAMB, JR.                       Senior Vice President and           February 15, 2001
Charles W. Cramb, Jr.                       Chief Financial Officer

CLAUDIO E. RUBEN                            Vice President, Controller          February 15, 2001
Claudio E. Ruben                            and Principal Accounting
                                            Officer

MARK N. EDOFF                               Principal Accounting Officer        February 15, 2001
Mark N. Edoff

WARREN E. BUFFETT                           Director                            February 15, 2001
Warren E. Buffett

WILBUR H. GANTZ                             Director                            February 15, 2001
Wilbur H. Gantz

MICHAEL B. GIFFORD                          Director                            February 15, 2001
Michael B. Gifford

CAROL R. GOLDBERG                           Director                            February 15, 2001
Carol R. Goldberg

DENNIS F. HIGHTOWER                         Director                            February 15, 2001
Dennis F. Hightower

HERBERT H. JACOBI                           Director                            February 15, 2001
Herbert H. Jacobi

HENRY R. KRAVIS                             Director                            February 15, 2001
Henry R. Kravis

JORGE PAULO LEMANN                          Director                            February 15, 2001
Jorge Paulo Lemann

RICHARD R. PIVIROTTO                        Director                            February 15, 2001
Richard R. Pivirotto

MARJORIE M. YANG                            Director                            February 15, 2001
Marjorie M. Yang

ALFRED M. ZEIEN                             Director                            February 15, 2001
Alfred M. Zeien